Neuberger Berman ETF Trust

Neuberger Berman Global Real Estate ETF

Supplement to the Summary Prospectus, Prospectus and Statement of Additional Information, each dated December 18, 2024, as amended and supplemented

As previously disclosed to shareholders in a supplement dated November 21, 2024, the Board of Trustees of Neuberger Berman ETF Trust (the “Trust”) approved the liquidation of Neuberger Berman Global Real Estate ETF (the “Fund”), a series of the Trust.

NYSE Arca, Inc., the Fund’s principal listing exchange (the “Exchange”) announced it would be closed on January 9, 2025, due to the National Day of Mourning, which would have been the last day of trading for the Fund.

Accordingly, the Fund will remain available for trading on the Exchange for one additional day, January 10, 2025.  The Fund will also create and redeem creation units through the close of regular trading on January 10, 2025.  Fund shareholders may sell their Fund holdings on the Exchange through January 10, 2025, after which the Fund will not accept creations or redemptions of the Fund’s shares. Customary brokerage charges may apply to such transactions. From January 11, 2025 through the Liquidation Date, shareholders will be unable to sell their shares on the Exchange.

As previously announced the Fund intends to complete the liquidation of its assets, cease operations, and distribute proceeds to shareholders of record on or about January 16, 2025 (the “Liquidation Date”). Shareholders of record of the Fund on the Liquidation Date will receive cash equal to the net asset value of their shares as of such date, which will include any dividends or distributions calculated as of that date.

Until the Liquidation Date, the Fund may depart from its stated goals, strategies and techniques as the Fund converts all portfolio securities to cash or cash equivalents in preparation for the final distribution to shareholders.

For more information, call us at 800-877-9700 or visit www.nb.com/ETF.

The date of this supplement is January 3, 2025.

Please retain this supplement for future reference.

Neuberger Berman Investment Advisers LLC 1290 Avenue of the Americas New York, NY 10104

Shareholder Services 800.877.9700 Institutional Services 800.366.6264 www.nb.com